Supplement Dated September 18, 2012
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S

Lincoln CVUL Series III Elite Series Lincoln Corporate Variable 4

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Lincoln CVUL Series III Elite Series Lincoln Corporate Variable 4

The information in this supplement updates and amends certain information contained in the last product prospectus you received.  Keep this supplement with your prospectus for reference.

Effective October 8, 2012, the following fund will be available as a new investment option under your policy:

•
LVIP BlackRock Emerging Markets Index RPM Fund: To approximate as closely as practicable, before fees and expenses, the performance of a broad-based emerging markets index while seeking to control the level of portfolio volatility.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT – Sub-Accounts and Funds.  Effective October 8, 2012, the following changes are being made to the last product prospectus you received:

LVIP Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation

•	LVIP BlackRock Emerging Markets Index RPM Fund*
(sub-advised by BlackRock Investment Management LLC)
(This fund will be available on or about October 8, 2012. Consult your financial adviser.)

* The Fund's RPM strategy is not a guarantee the Fund's shareholders may experience losses.  The Fund employs hedging strategies designed to manage overall portfolio volatility. The cost of these hedging strategies could limit the upside participation of the Fund in rising equity markets relative to un-hedged funds.

For additional information about the fund, please refer to the fund’s prospectus.